                                                                   EXHIBIT 10.39

                       MASTER EQUIPMENT LEASE AGREEMENT

Agreement No.__________________             Dated as of September 30, 1996


                                    between

                           MMC/GATX PARTNERSHIP NO. I
                     c/o GATX Capital Corporation, as Agent
                            Four Embarcadero Center
                                   Suite 2200
                            San Francisco, CA 94111

                                   as Lessor

                                      and

                         CALYPTE BIOMEDICAL CORPORATION
                            a Delaware corporation
                            1265 Harbor Bay Parkway
                               Alameda, CA 94502

                                   as Lessee

                        LESSOR'S COMMITMENT: $1,000,000

Initial Rent Factor: 3.2979%            Initial Lease Term: 36 months

Treasury Base Rate: 5.98%               Treasury Constant Maturity: 42 months

Initial Implicit Rate: 12.21%           Minimum Implicit Rate: 10.00%

Minimum Funding Amount: $75,000         Maximum No. of Fundings: One per month

Minimum Renewal Percentage: 1.3%        Minimum Purchase Option Percentage: 10%

                 Commitment Termination Date: December 31, 1996


Eligible Equipment:  Scientific laboratory and test equipment; manufacturing equipment; and up to $200,000 of tenant improvements.

    The terms and information set forth on this cover page are a part of the MASTER EQUIPMENT LEASE AGREEMENT, dated as of the date first written above (this "Lease"), entered into by and between MMC/GATX PARTNERSHIP NO. I ("Lessor") and the Lessee set forth above, the terms and conditions of which are as follows:

     LESSOR'S OBLIGATIONS UNDER THIS LEASE AND EACH SCHEDULE ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CONDITIONS SET FORTH ON RIDER I HERETO.

     1. DEFINITIONS: Unless otherwise defined in this Lease (which term shall include the cover page, any Rider, any Exhibit or any Schedule hereto), capitalized terms shall have the following meanings:

     "Commitment Termination Date" means the date set forth opposite such term
      ---------------------------
on the cover page of this Lease, or such earlier date on which Lessor terminates its commitment to fund pursuant to the terms of this Lease.

     "Delivery Date" means, with respect to any Schedule, the date first set
      -------------
forth on such Schedule.

     "Eligible Equipment" means Equipment of the types listed following such
      ------------------
term on the cover page of this Lease to the extent acceptable to Lessor.

     "Environmental Law" means the Resource Conservation and Recovery Act of
      -----------------
1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning, any Hazardous Materials or other hazardous, toxic or dangerous waste, constituent, or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

     "Equipment" means all equipment, fixtures and personal property listed in
      ---------
any Schedule together with all replacement parts, additions, accessions and accessories to such equipment, fixtures and personal property.

     "Event of Default" shall have the meaning set forth in Section 12 hereof.
      ----------------

     "Hazardous Materials" means any hazardous substance, pollutant or
      -------------------
contaminant defined as such in any Environmental Law.

     "Implicit Rate" means, with respect to a Schedule, an implicit interest
      -------------
rate used in calculating the Rent Factor applicable to such Schedule, calculated as set forth in Section 3(b) of this Lease.

     "Initial Implicit Rate" means the implicit interest rate specified on the
      ---------------------
cover page of this Lease.

     "Initial Lease Term" means the period of months set forth opposite such
      ------------------
term on the cover page of this Lease.

     "Initial Rent Factor" means the Rent Factor set forth on the cover page of
      -------------------
this Lease calculated using the Initial Implicit Rate.

     "Interim Rental Payment" shall have the meaning set forth in Section 3(a)
      ----------------------
 of this Lease.

     "Lessor's Commitment" means the maximum amount that Lessor may be obligated
      -------------------
to fund under the Lease, which amount is set forth opposite such term on the cover page of this Lease.

     "Lessor's Cost" with respect to a Unit of Equipment means the total cost to
      -------------
Lessor of purchasing such Unit of Equipment, as indicated on the applicable Schedule.

     "Maximum Number of Fundings" means the number of fundings under this Lease
      --------------------------
specified opposite such term on the cover page hereof.

     "Minimum Funding Amount" means the amount set forth opposite such term on
      ----------------------
the cover page of this Lease.

     "Minimum Implicit Rate" means the interest rate set forth opposite such
      ---------------------
term on the cover page to this Lease.

     "Minimum Purchase Option Percentage" means the percentage of Lessor's Cost
      ----------------------------------
set forth opposite such term on the cover page of this Lease.

     "Minimum Renewal Percentage" means the percentage set forth opposite such
      --------------------------
term on the cover page of this Lease.

     "Rent Commencement Date" means the date, with respect to any Schedule, set
      ----------------------
forth in Section 3(a) of such Schedule, which shall be the first day of the calendar quarter immediately following the Delivery Date for such Schedule.

     "Rent Factor" means, with respect to a Schedule, the rent factor calculated
      -----------
using the Implicit Rate applicable on the Delivery Date of such Schedule.

     "Rental Payment" means, for any Schedule, the monthly rent payment for the
      --------------
Units identified in such Schedule.

     "Schedule" or "Schedule No." means a schedule in the form of Exhibit E to
      --------      ------------
this Lease identifying this Lease and incorporating this Lease by reference, which is executed by both parties hereto.

     "Stipulated Loss Value" shall have the meaning set forth in Section 11(e).
      ---------------------

     "Term" means the Initial Lease Term, together with any renewal or extension
      ----
thereof.

     "Treasury Base Rate" means the interest rate set forth opposite such term
      ------------------
on the cover page of this Lease.

     "Treasury Constant Maturity" means the period of months set forth opposite
      --------------------------
such term on the cover page of this Lease.

     "Unit" means an item of Equipment.
      ----

     2. LEASE: Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Equipment described in each Schedule on the terms and subject to the conditions specified herein and therein. Lessor's obligation to fund Schedules under this Lease shall terminate on the Commitment Termination Date. Lessor may, in its sole discretion, terminate its commitment herein to fund the Lessor's Commitment or any unfunded portion thereof at any time if: (a) there is any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, (b) there is any material adverse deviation by Lessee from the business plan of Lessee presented to and not disapproved in writing by Lessor, since the date first written on the cover page of this Lease, (c) any Event of Default exists, or (d) if any term or condition in any Schedule is not satisfied by the Delivery Date of such Schedule. This Lease shall constitute a "Finance Lease" under Division 10 of the California Uniform Commercial Code ("UCC"); provided, however, that the characterization of this Lease as a "Finance Lease" is for purposes of Division 10 of the UCC only, and shall not affect the accounting treatment of this Lease. This Lease, and Lessee's obligation to pay all rent and other sums hereunder, shall be absolute and unconditional, and shall not be subject to, and Lessee hereby waives any right of or to, abatement, reduction, set-off, defense or counterclaim. Lessee waives any and all rights and remedies conferred upon Lessee by UCC Sections 10508 through 10522, including (without limitation) Lessee's rights to (i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of the leased property, (iii) recover damages from Lessor for breach of warranty or for any other reason, (iv) claim a security interest in any rejected property in Lessee's possession or control, (v) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default under this Lease, (vi) accept partial delivery of the Equipment, (vii) "cover" by making any purchase or lease of other property in substitution for property due from Lessor, (viii) recover from the Lessor any general, special, incidental or consequential damages, for any reason whatsoever, and (ix) seek specific performance, replevin or the like for any of the Equipment. Lessee acknowledges that, at the time of each Schedule, it will have received and approved the terms of the agreements with the vendors under which Lessor will, subject to the terms and conditions of this Lease, purchase the Units covered by such Schedule. The Units shall be leased for commercial purposes only, and not for consumer, personal, home or family purposes. This Lease describes the terms of, and is intended by the parties hereto to be, a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If this Lease as supplemented by any Schedule constitutes a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to such Schedule and the proceeds thereof, to secure all of Lessee's obligations under this Lease and such Schedule.

     3. TERM AND RENTALS: THIS LEASE SHALL BE EFFECTIVE UPON EXECUTION AND DELIVERY HEREOF by Lessee and Lessor. (a) The Initial Lease Term for each Schedule shall commence upon the Rent Commencement Date set forth in such Schedule. For the Initial Lease Term of such Schedule, Lessee agrees to pay Lessor aggregate rentals equal to the number of months in the Initial Lease Term of such Schedule multiplied by the amount of the Rental Payment specified in such Schedule. In addition, for the period from the Delivery Date of each Schedule until such Schedule's Rent Commencement Date, Lessee shall pay an interim rental ("Interim Rental Payment") equal to the product of (i) the total annual rental for the first year of the Initial Lease Term of such Schedule divided by 360 and (ii) the actual number of days between the Delivery Date and the Rent Commencement Date, including the Delivery Date but excluding the Rent Commencement Date. Lessor will make reasonable efforts to send Lessee invoices for Rental Payments, but the failure to do so or the incorrectness of any invoice will not relieve Lessee of its obligation to pay all amounts, including Rental Payments, due under this Lease. The Interim Rental Payment for each
Schedule is due on the Delivery Date for such Schedule and the remaining Rental Payments are due commencing on the Rent Commencement Date and thereafter on the same date of each succeeding month of the term, or as specified in the applicable Schedule. A late charge on any overdue payments shall accrue at the rate of 1.5% per month on the overdue amount, or the highest lawful rate, whichever is less. (b) The Rent Factor will be calculated for each Schedule based on a basis point for basis point adjustment (if any) to the Initial Implicit Rate equal to the change from the Treasury Base Rate in the U.S. Treasury note rate for notes of a term equal to the Treasury Constant Maturity as quoted three business days prior to the Delivery Date for such Schedule in The Wall Street Journal. The Implicit Rate used for calculating the Rent Factor
-----------------------
for any Schedule shall not be less than the Minimum Implicit Rate. (c) It is not the intent of the parties to create rent or other payment obligations of Lessee which will be considered usurious under applicable law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then Rental Payments or such other amounts shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the Rental Payments or such other amounts shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor. If Lessee retains possession of any Unit after the expiration or termination of this Lease, Rental Payments shall continue to be paid with respect to such Unit at the rate set forth in Section 3(a) of the Schedule relating to such Unit until all obligations of Lessee under this Lease relating to such Unit, including, without limitation, Rental Payments and payments due under Section 4 of this Lease, have been satisfied. This Lease may be terminated only as expressly provided herein.

     4. LESSEE'S PURCHASE OF TENANT IMPROVEMENTS; OPTIONS AT END OF INITIAL LEASE TERM FOR NON-TENANT IMPROVEMENTS:

     4A.   Tenant Improvements. At the expiration of the Initial Lease Term of
           -------------------
each Schedule covering tenant improvements, Lessee shall purchase all of the Units that are tenant improvements under such Schedule for a purchase price equal to fifteen percent (15%) of Lessor's Cost of all such Units, plus any applicable sales or other transfer tax.

     4B.   Non-Tenant Improvements.
           -----------------------

     (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee shall elect one of the following options in clauses (i) or (ii) below:

         (i) Lessee's Option to Renew: At the expiration of the Initial Lease
             ------------------------
    Term of the first Schedule covering Units other than tenant improvements, Lessee may elect to renew the Lease with respect to all, but not less than all, of such Units under all Schedules to the Lease at their respective expiration dates for not less than twelve (12) months nor more than thirty-six (36) months for a rent equal to the "Fair Rental Value" (as defined in Section 4B(b) below) of such Units for such additional period, but in no event less than the Minimum Renewal Percentage of Lessor's Cost of such Units per month, which rent shall be paid monthly in advance. At the end of the renewal term, Lessee must purchase all of such Units for a purchase price equal to the Fair Market Value (as defined in Section 4B(b) below) plus any applicable sales or other transfer tax.

         (ii) Lessee's Option to Purchase: At the expiration of the Initial
              ---------------------------
    Lease Term of the first Schedule covering Units other than tenant improvements, Lessee may elect to purchase all, but not less than all, of such Units under all Schedules to the Lease at their respective expiration dates for a purchase price equal to the "Fair Market Value" (as defined in Section 4(b) below) thereof as of the end of the Initial Lease Term of the first Schedule covering Units other than tenant improvements, but in no event less than the Minimum Purchase Option Percentage of Lessor's Cost of all such Units nor greater than twenty-five percent (25%) of Lessor's Cost of all such Units, plus any applicable sales or other transfer tax.

          (iii) If neither of the foregoing options in clauses (i) or (ii) of this Section 4B(a) is duly exercised by Lessee, this Lease shall be renewed at the rental in effect immediately prior to the renewal with respect to all Units other than tenant improvements covered by the applicable Schedule from the expiration date of the Initial Lease Term of such Schedule on a month-to-month basis. Lessee may terminate any such extended term on 90 days' notice to Lessor and shall along with such notice elect one of the options in clauses (i) or (ii) above.

Either of the foregoing options in clauses (i) or (ii) shall be exercised by written notice delivered to Lessor not more than 180 days and not less than 120 days prior to the expiration of the Initial Lease Term of the Units which are subject to the first Schedule covering Units other than tenant improvements.

      (b) Fair Market Value or Fair Rental Value, as the case may be, shall be determined on the basis of and shall be equal in amount to the value which would obtain in an arm's-length transaction between an informed and willing buyer-user or lessee-user (other than a used equipment dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, on the assumptions that: such Units (i) are being sold "in place and in use"; (ii) are free and clear of all liens and encumbrances; and (iii) are in the condition required upon the return of the Units under Section 9 of this Lease. In such determination, costs of removal from the location of current use shall not be a deduction from such value(s).

      (c) If the Lessor and Lessee have not agreed upon a determination of the Fair Market Value or Fair Rental Value of any Unit within 30 days after one of the parties has requested such determination, that determination shall be made by a certified independent appraiser approved by both Lessor and Lessee, such approvals not to be unreasonably withheld. The appraiser shall be furnished with a letter of instruction concerning the preparation of the appraisal, together with a copy of the Lease and Schedule and, to the extent available, related purchase orders and/or invoices. The appraiser shall be instructed to make such determination within 30 days following appointment. The determination made by the appraiser shall be final and binding on both Lessor and Lessee. The fees and expenses of any appraisal shall be paid by the Lessee, if such appraisal is needed for the Lessor's exercise of its remedies under Sections 12 and 13 hereof, and equally by the Lessor and Lessee otherwise.

      4C. General. The purchase of the Units by Lessee pursuant to this Section
          -------
4 shall be "AS IS, WHERE IS", without recourse to or any warranty by Lessor, other than a warranty that the Units are free and clear of liens and encumbrances resulting from acts of Lessor.

      5. WARRANTIES; INDEMNITY:

      (a) Lessee acknowledges that it has made the selection of each Unit based upon its own judgment. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THOSE OF DESCRIPTION, INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO THE EQUIPMENT AND HEREBY DISCLAIMS THE SAME. Lessor shall have no liability for any damages, whether direct or consequential, incurred by Lessee as a result of any defect or malfunction of a Unit. Lessee agrees to look solely to the manufacturer or vendor of any defective or malfunctioning Unit for the repair or replacement of such Unit and to continue to make all Rental Payments with respect to such Unit in spite of such defect or malfunction. Lessor hereby assigns to Lessee, for and during the Term, any warranty, guaranty or indemnity of the manufacturer or vendor issued to Lessor with respect to any Unit.

      (b) Lessee shall indemnify, reimburse and hold Lessor (including, without limitation, each of its partners) and each of their respective successors, assigns, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including, without limitation, claims relating to environmental discharge, cleanup or compliance), and all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any Unit, damage to or loss of use of property (including, without limitation, consequential or special damages to third parties or damages to Lessee's property), or bodily injury to or death of any person (including, without limitation, any agent or employee of Lessee) (each a "Claim"), directly or indirectly relating to or arising out of the acquisition, use, lease or sublease, ownership, operation, possession, control, storage or condition of any Unit (regardless of whether such Unit is at the time in the possession of Lessee), the falsity of any non-tax representation or warranty of Lessee or Lessee's failure to comply with the terms of the Lease during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any Unit, (ii) any Claim for infringement of any patent, copyright,trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from any Unit of any Hazardous Materials, including, without limitation, any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that Lessee shall not
                               -----------------
indemnify Lessor for any liability incurred by Lessor as a direct and sole result of Lessor's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Lease. Upon Lessor's written demand, Lessee shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lessor and its agents, employees, successors and assigns against any indemnified Claim described in this Section 5. Lessee shall not settle or compromise any Claim against or involving Lessor without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld.

      6. TITLE, LOCATION AND RETURN: Lessor and Lessee hereby confirm their intent that the Equipment remain and be deemed personal property and that title thereto shall remain in Lessor. If requested by Lessor, Lessee will affix plates or markings on the Equipment indicating the interests of Lessor. Lessee may not remove the Equipment from its place of installation without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor shall have the right to inspect the Equipment during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures. If for any reason the Equipment is to be returned to Lessor on Lessor's demand hereunder, Lessee at its own risk and expense, will cause the Equipment to be delivered promptly to Lessor free of all Hazardous Materials and in the same condition as when delivered hereunder, ordinary wear and tear excepted, to such point in the United States as Lessor may designate and in such a manner as is consistent with the manufacturer's recommendations, if any, for transportation and packaging of such Equipment. All charges to cover Equipment transportation, deinstallation, storage until returned, packing, and handling and all other costs associated with a return of the Equipment to the location designated by Lessor shall be paid by Lessee.

      7. SUBLEASE, ASSIGNMENT: Lessee acknowledges and agrees that Lessor may, subject to the terms of this Lease, sell, assign, grant a security interest in, or otherwise transfer all or any part of its rights, title and interest in this Lease and the Equipment. Upon Lessor's written notice, Lessee shall, if requested, pay directly to such assignee without abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against such assignee any counterclaim or set-off in any action for rent under the Lease. Such assignee shall have and be entitled to exercise any and all rights and remedies of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that such a sale, assignment, grant or transfer would neither materially change Lessee's duties nor materially increase the burdens or risks imposed on the Lessee under this Lease. LESSEE MAY NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (i) SUBLEASE, TRANSFER, DISPOSE OF OR ASSIGN ITS RIGHTS IN RESPECT OF ANY UNIT OR ITS OBLIGATIONS UNDER THIS LEASE OR (ii) ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THIS LEASE OR THE EQUIPMENT.

      8. TAXES: Lessee agrees to pay if and when due, in addition to other amounts due hereunder and under each Schedule, all fees and assessments, and all sales, use, property, excise and other taxes and charges (including all interest and penalties) (collectively "Taxes"), now or hereafter imposed by any governmental body or agency upon any of the Equipment or upon the purchase, ownership, possession, leasing, operation, use, rentals or other payments, or disposition hereunder whether payable by Lessor or Lessee (exclusive of taxes on or measured by Lessor's net income). Lessee agrees to prepare and file promptly with the appropriate offices any and all tax and similar returns required to be filed with respect thereto, or, if requested by Lessor, to notify Lessor of such requirements and furnish Lessor with all information required by Lessor so that it may effect such filing, at Lessee's expense. Any Taxes paid by or imposed on, Lessor on behalf of Lessee shall become immediately due and payable on Lessor's demand. Lessor, as owner, shall be entitled to any and all depreciation and modified cost recovery deductions provided under the Internal Revenue Code of 1986, as amended from time to time and any other such tax benefits which may now or hereafter be available to an owner of such Equipment (collectively, "Tax Benefits"). If as a result of (i) the inaccuracy or breach of any of Lessee's representations, warranties and covenants herein or in any Schedule, or (ii) the acts or failure to act of Lessee or any person claiming an interest in the Equipment through the Lessee (other than a casualty or other event described in Section 11 with respect to which Stipulated Loss Value shall have been paid by Lessee), Lessor or any of its assigns shall lose, or shall not, in its reasonable opinion, have the right to claim, or there shall be disallowed, deferred or recaptured, any portion of the Tax Benefits with respect to a Unit (a "Loss of Tax Benefits") or there shall be included in Lessor's gross income any amounts other than Rental Payments in respect of the purchase price of any Unit (an "Inclusion"), then, on and after the next succeeding Rent Payment date after written notice to Lessee by Lessor, Lessee agrees as follows: The rent for the Equipment shall, on the Rent Payment date next succeeding Lessor's written notice to Lessee of Lessor's payment of any tax payment attributable to such Inclusion or of a Loss of Tax Benefits, be increased to such amount or amounts as shall, by the end of the original term of the last Schedule to this Lease, in the reasonable opinion of Lessor, after deduction of all fees, taxes, or other charges required to be paid by Lessor in respect of the receipt of all amounts payable by Lessee to Lessor under this Section 8 under the laws of any federal, state, or local government or taxing authority in the United States, cause Lessor's after-tax yield and cash flow in respect of the Equipment to equal those which would have been realized by Lessor if Lessor had not incurred such a Loss of Tax Benefits or had such an Inclusion. If any claim or contest regarding any tax indemnity covered by this Section 8 shall arise, such claim or contest shall be addressed or conducted, at Lessee's expense, in the manner reasonably specified by Lessor.

      9. USE; MAINTENANCE: (a) Lessee, at its expense, shall make all necessary site preparations and cause the Equipment to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Event of Default has occurred and is continuing, Lessee shall have the right to quietly possess and use the Equipment as provided herein without interference by Lessor. (b) Lessee, at its expense, shall maintain the Equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of the Equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Equipment, regardless of the cause. If maintenance is mandated by the manufacturer, Lessee shall obtain and keep in effect at all times during the Term maintenance service contracts with suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Equipment. All such maintenance, repair and replacement services shall be paid for and discharged by Lessee when due with the result that no lien will attach to the Equipment. Only qualified personnel of Lessee shall operate the Equipment. The Equipment shall be used only for the purposes for which it was designed.

      10. INSURANCE: (a) Lessee shall obtain and maintain for the Term, at its own expense, (i) "all risk" insurance against loss or damage to the Equipment,
(ii) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lessor, and (iii) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lessor (as to carriers, amounts and otherwise). (b) The amount of the "all risk" insurance shall be the greater of the replacement value of the Equipment (as new) or the "Stipulated Loss Value" specified in the applicable Schedules, which amount shall be determined to Lessor's reasonable satisfaction as of each anniversary date of this Lease with the amount so determined being put into effect on the next succeeding renewal or inception date of such insurance. (c) The deductible with respect to "all-risk" insurance required by clause (b) above and product liability insurance required by clause
(a) above shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder. (d) The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (a) above shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (a) above shall be at least $2,000,000 per occurrence. (e) Each "all risk" policy shall: (i) name Lessor as sole loss payee with respect to the Equipment, (ii) provide for each insurer's waiver of its right of subrogation against Lessor and Lessee, and (iii) provide that such insurance (A) shall not be invalidated by any action of Lessee, or any breach by Lessee of any provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lessor. Each liability policy shall (w) name Lessor as an additional insured and (x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Lessee's insurance). All insurance policies (y) shall provide that Lessee's insurance shall be primary without a right of contribution of Lessor's insurance, if any, or any obligation on the part of Lessor to pay premiums of Lessee, and (z) shall contain a clause requiring the insurer to give Lessor at least 30 days' prior written notice of its cancellation (other than cancellation for non-payment for which 10 days' notice shall be sufficient). Lessee shall on or prior to the Delivery Date of Schedule No. 1 and prior to each policy renewal, furnish to Lessor certificates of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof.

      11. LOSS; DAMAGE; DESTRUCTION AND SEIZURE: (a) Lessee shall bear the risk of the Units being lost, stolen, destroyed, damaged or seized by governmental authority for any reason whatsoever at any time until the latest to occur of (i) the expiration or termination of the Term or (ii) any storage period thereafter or (iii) the return of the subject Unit to Lessor (if authorized hereunder), and shall proceed diligently and cooperate fully to recover any and all damages, insurance proceeds or condemnation awards. (b) Except as described in Section 11(c) hereof, if during the Term or the storage period thereafter, any Unit shall be lost, stolen, destroyed, irreparably damaged or seized by governmental authority for a period equal to at least the remainder of the Term, Lessor shall receive from the proceeds of insurance obtained pursuant to Section 10 hereof, from any award paid by the seizing governmental authority and, to the extent not received from the proceeds of such insurance or award or both, from Lessee, on or before the Rental Payment date next succeeding such loss, theft, destruction, damage or governmental seizure: (i) all accrued and unpaid rent in respect of such Unit including rent due on the rental payment date next succeeding the date of such loss or seizure if the rent is in arrears; (ii) the Stipulated Loss Value of such Unit, determined as of such Rental Payment date; (iii) all other sums, if any, that shall have become due and payable hereunder; and (iv) interest on the foregoing at the lower of the rate equal to 1.5% per month or the highest rate then permitted by applicable law from the due dates(s) of such payment(s) to the date of payment. On receipt by Lessor of the amount specified hereinabove with respect to each such Unit so lost, stolen, destroyed, damaged or seized, (i) this Lease shall be deemed terminated as to such Unit and rent in respect of such Unit shall be deemed abated, as of the Rental Payment date next succeeding such loss, theft, damage, destruction or seizure; and (ii) so long as no default or Event of Default has occurred and is continuing hereunder, Lessor shall on demand, transfer title to such Unit, "AS IS, WHERE IS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY," to Lessee, or, if appropriate in Lessor's sole judgment, which judgment shall be exercised in a reasonable manner, and on prior notice to Lessee, to Lessee's insurance carrier. Any proceeds of insurance payable to Lessor pursuant to this Section 11 and Section 10 hereof received by Lessee shall be paid to Lessor promptly upon their receipt by Lessee. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section 1l(b), Lessor shall promptly remit to Lessee the amount in excess of the amount owed to Lessor. (c) So long as no Event of Default shall have occurred and be continuing, any proceeds of insurance obtained pursuant to Section 10 hereof received with respect to any Unit the repair of which is practical shall, at the election of Lessee, be applied either to the repair of such Unit or, upon Lessor's receipt of evidence of the repair of the Unit reasonably satisfactory to Lessor, to the reimbursement of Lessee for the cost of such repair. (d) Lessee shall promptly, but in any event within 30 days thereafter, notify Lessor in writing in reasonable detail of any loss, theft, destruction or seizure described in this
Section 11. (e) The Stipulated Loss Value payable by Lessee under this Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached to the applicable Schedule as Annex B opposite the Rental Payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and Rental Payments shall not be prorated.

      12. EVENTS OF DEFAULT: An "Event of Default" shall occur if Lessee: (a) fails to pay/make any Rental Payment or other payment required hereunder when due and such failure continues for a period of 10 days; or (b) fails to perform or observe any other material covenant, condition or agreement hereunder or breaches any provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach continues for a period of 30 days after written notice by Lessor; or (c) makes any representation or warranty herein or in any document furnished in connection herewith, which shall have been materially false or inaccurate when made; or (d) fails to maintain insurance under this Lease or otherwise required by the Lessor hereunder; or (e) shall admit in writing that it is unable to pay its debts as they become due, become insolvent or bankrupt or make an assignment for the benefit of its creditors or consent to the appointment of a trustee or receiver or insolvency proceedings shall be instituted by or against Lessee.

      13. REMEDIES: Upon the occurrence of any Event of Default and at any time thereafter, provided such Event of Default is then continuing (which occurrence, for purposes of clause (a)(ii)(B) below is the day Lessee shall be deemed to tender possession of the Equipment to Lessor), (a) Lessor may, in its discretion, do any one or more of the following, all of which Lessor and Lessee expressly agree are commercially reasonable under the UCC and any other applicable law: (i) terminate this Lease; (ii) declare to be immediately due and payable: (A) all unpaid rent and sums then due and payable under this Lease (other than amounts payable under clause (B) hereof, if any,) plus (B) an amount equal to the greater of the then applicable Stipulated Loss Value (which value Lessee acknowledges has a reasonable discount rate implicit therein) or the then applicable fair market value of the Equipment as determined by Lessor (but in no event less than an amount equal to the Minimum Purchase Option Percentage of Lessor's Cost); (iii) require that Lessee return all Equipment to Lessor in accordance with Section 6 hereof; (iv) enter upon the premises where such Equipment is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry; (v) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment, all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto subject to applicable law; (vi) exercise any other right or remedy which may be available under the UCC or other applicable law including the right to recover damages for the breach hereof. (b) In addition, Lessee shall be liable for, and reimburse Lessor for, all reasonable and necessary attorneys' fees and other expenses incurred by Lessor as a result of the foregoing defaults, or the exercise of Lessor's remedies, including without limitation placing any Equipment in the condition required by Section 9 hereof. No remedy referred to in this Section 13 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. (c) There shall be no waiver by Lessor of any default unless in writing and such waiver shall not constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's other rights. Lessee waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, re-lease or otherwise use or dispose any Unit in mitigation of the Lessor's damages or that might otherwise limit or modify any of Lessor's rights or remedies under this Lease.

      14. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS: (a) Lessee warrants and represents the following as of the date hereof: (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and authorized to do business in the state where the Equipment will be located; (ii) Lessee has the full corporate power, authority and legal right and has obtained all necessary approvals and consents and given all notices to execute and deliver this Lease and perform the terms hereof and of each Schedule; (iii) there is no action, proceeding or patent claim pending or, insofar as Lessee knows, threatened against Lessee or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Lessee or such subsidiary; and (iv) this Lease has been and each Schedule will be duly executed and delivered by Lessee and constitute or will constitute the valid, binding and enforceable obligations of Lessee. (b) Lessee agrees that by its signature on each Schedule it shall be deemed to have warranted and represented the following as of the Delivery Date of such
Schedule: (i) all of the Units being delivered on the Delivery Date of such Schedule are accurately described in Annex A attached to such Schedule, have been fully assembled and conform to all applicable performance criteria; (ii) the requirements of this Lease and of Lessor with respect to the identification of the Units have been met; and (iii) except as set forth in Annex C to the applicable Schedule, each of the representations and warranties set forth in clause (a) of this Section 14 remains true and correct. (c) Lessee covenants and agrees that it shall not, without Lessor's prior written consent, attempt, cause or permit another to sell, transfer, encumber, part with possession, or sublet, voluntarily or involuntarily, any Unit.

      15. NOTICES. All notices (and financial information required to be delivered to Lessor under section 16(c) of this Lease) shall be addressed as follows:
          If to Lessor:

              MMC/GATX PARTNERSHIP NO. I
              c/o GATX CAPITAL CORPORATION, Agent
              Four Embarcadero Center, Suite 2200
              San Francisco, CA 94111
              Attn: Contract Administration

              With a copy of required financial information to:

              MEIER MITCHELL & COMPANY
              4 Orinda Way, Suite 200-B
              Orinda, California 94563
              Attn: Contract Administration

           If to Lessee, at the address set forth on the cover page of this Lease.

      16. MISCELLANEOUS: (a) Any notices hereunder shall be in writing and shall be deemed given when delivered personally, by private courier, by facsimile transmission or sent by certified mail, postage prepaid, addressed to the other party at its address set forth herein or to such other address as either party may designate in writing. Such notices or demands shall be deemed given upon receipt in the case of personal delivery, mailing or facsimile transmission. (b) Lessee will promptly execute and deliver to Lessor such further reasonable documents (including, but not limited to, financing statements) and take such further reasonable action (such as obtaining landlord or mortgagee's waivers), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease or an assignment of Lessor's interest herein. (c) Lessee shall furnish to Lessor monthly and audited annual financial statements and such other financial information as Lessor may reasonably request from time to time.
(d) This Lease constitutes the entire agreement on the subject matter hereof between the parties hereto (other than any document executed in connection herewith) and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. (e) Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Time is of the essence with respect to the Lease. (g) The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. (h) The language in this Lease and the related documents is to be construed as to its fair meaning and not strictly for or against any party. (i) All payments shall be paid to the address designated by Lessor in the applicable Schedule or otherwise in a writing signed by Lessor.
(j) Lessee's and Lessor's obligations hereunder shall survive the expiration and termination of the Term to the extent required for full performance and satisfaction thereof. (k) ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Lease is being executed in the State of California and is to be performed in such State. Lessee agrees and consents that the Superior Court of the State of California for the County of San Francisco or the Federal District Court for the jurisdiction in that County shall have jurisdiction and shall be the venue for determination of all controversies, disputes and actions arising under this Lease. Nothing contained herein is intended to preclude Lessor from commencing any action under this Lease in any court having jurisdiction thereof. (l) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and same instrument; provided, however, that to the extent, if any, that this Lease
            --------  -------
constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease other than the original executed counterpart of this Lease, which shall be identified as such counterpart.

      17. AMENDMENTS, MODIFICATIONS, WAIVERS:   NONE OF THE PROVISIONS OF THIS
LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.

   INITIALS /s/ JD          (LESSEE)      INITIALS /s/ JS        (LESSOR)
            ---------------                       --------------

 This Lease is hereby duly executed by the parties hereto as set forth below.

LESSEE:                             LESSOR:

CALYPTE BIOMEDICAL CORPORATION      MMC/GATX PARTNERSHIP NO. I
                                    By Meier Mitchell & Company, General Partner

BY: /s/ John DiPietro                BY: /s/ James V. Mitchell
    -----------------------------        -------------------------------

NAME(PRINT): John DiPietro           NAME(PRINT): James V. Mitchell
             --------------------                 ----------------------

TITLE: CFO                           TITLE: Secretary
       --------------------------           ----------------------------

DATE: 12/26/96                       DATE: 12-30-96
      ---------------------------          -----------------------------

     This Lease incorporates the following Riders as if set forth herein:
                         Rider I; Rider II; Rider III

          INITIALS /s/ JD  (LESSEE)          INITIALS /s/ JM (LESSOR)
                   --------                           -------
Exhibit A-  Intentionally omitted
Exhibit B - Landlord Waiver
Exhibit C - Purchase Order and Invoice Assignment
Exhibit D - Bill of Sale
Exhibit E - Form of Schedule
Exhibit F - Security Deposit Pledge Agreement

                                                                         RIDER I
                                                             TO MASTER EQUIPMENT
                                                        LEASE AGREEMENT NO._____
                                                        DATED SEPTEMBER 30, 1996

                       Conditions to Lessor's Obligations
                       ----------------------------------

      By their initials below and on the signature page of the Master Equipment Lease Agreement referenced in the upper right corner of this page, Lessor and Lessee agree that the Lease incorporates the following terms:

      1. On or prior to the date of execution of the Lease by Lessor, Lessor shall have received in form and substance satisfactory to Lessor:

         (a) A commitment fee in the amount of $20,000. The commitment fee will be applied to Lessee's obligations under the Lease on a pro-rata basis with draw downs.

         (b) A Security Deposit Pledge Agreement in the form of Exhibit F hereto.

         (c) Intentionally omitted.

         (d) Copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of: (A) the Articles of Incorporation and By-Laws of Lessee (as amended to the date of the Lease) and
             (B) the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Schedules and the other documents referred to herein and the performance by Lessee of its obligations hereunder and thereunder;

         (e) A Good Standing Certificate (including franchise tax status) with respect to Lessee from Lessee's state of incorporation, dated a date reasonably close to the date of acceptance of the Lease by Lessor.

         (f) Evidence of the insurance coverage required by Section 10 of the Lease.

         (g) All necessary consents of shareholders and other third parties with respect to the subject matter of the Lease and the Schedules.

         (h) All other documents as Lessor shall have reasonably requested.

      2. Prior to any funding on a Delivery Date, Lessee shall have satisfied all of the conditions set forth in the applicable Schedule.


                                                  Initials   JM   (Lessor)
                                                          --------
                                                  Initials   JD   (Lessee)
                                                          --------

                                    RIDER I

                                                                        RIDER II
                                                             TO MASTER EQUIPMENT
                                                       LEASE AGREEMENT NO.______
                                                        DATED SEPTEMBER 30, 1996
                                              LESSOR: MMC/GATX PARTNERSHIP NO. I
                                          LESSEE: CALYPTE BIOMEDICAL CORPORATION

     Lessor and Lessee hereby agree that the Master Equipment Lease Agreement referenced in the upper right corner of this page (the "Lease") incorporates the following amended terms:

     Notwithstanding the provisions of Section 10 of the Lease, the amount of products liability and completed operations insurance required by clause
     (a) of Section 10 of the Lease shall be at least $5,000,000 per occurrence.

     This Rider II is hereby duly executed by the parties hereto as set forth below.

LESSEE:                             LESSOR:

CALYPTE BIOMEDICAL CORPORATION      MMC/GATX PARTNERSHIP NO. I
                                    By Meier Mitchell Company, General Partner

By: /s/John DiPietro                By: /s/James V. Mitchell
    ----------------                    --------------------

Name: John DiPietro                 Name: James V. Mitchell
      -------------                       -----------------

Title: VP Finance                   Title: Secretary
       ----------                          ---------

Date: 10/18/96                      Date: 12-1-96
      --------                            -------

                                                                       RIDER III
                                                             TO MASTER EQUIPMENT
                                                       LEASE AGREEMENT NO.______
                                                        DATED SEPTEMBER 30, 1996
                                              LESSOR: MMC/GATX PARTNERSHIP NO. I
                                          LESSEE: CALYPTE BIOMEDICAL CORPORATION

     Lessor and Lessee hereby agree that the Master Equipment Lease Agreement referenced in the upper right corner of this page (the "Lease") incorporates the following amended terms:

     On or before January 17, 1997, Lessor shall have received from Lessee, in form and substance satisfactory to Lessor, copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Schedules and the other documents referred to herein and the performance by Lessee of its obligations hereunder and thereunder. If Lessee fails to fully perform its obligations under this Rider III, Lessee shall, upon Lessor's demand, repurchase all Units from Lessor for an amount equal to the Lessor's Cost of the Units, plus any applicable sales or other transfer tax. If Lessee fails to repurchase the Units on demand, Lessee shall also pay interet on the repurchase price at the Initial Implicit Rate from the date of such demand until paid, plus all reasonable attorneys' fees and costs incurred by Lessor in enforcing the provisions of this Rider III and the Lease. Any repurchase of the Units by Lessee pursuant to this Rider III shall be "AS IS, WHERE IS", without recourse to or any warranty by Lessor, other than a warranty that the Units are free and clear of liens and encumbrances resulting from acts of Lessor.

     This Rider III is hereby duly executed by the parties hereto as set forth below.

LESSEE:                             LESSOR:

CALYPTE BIOMEDICAL CORPORATION      MMC/GATX PARTNERSHIP NO. I
                                    By Meier Mitchell Company, General Partner

By: /s/John DiPietro                By: /s/James V. Mitchell
    ----------------                    --------------------

Name: John DiPietro                 Name: James V. Mitchell
      -------------                       -----------------

Title: CFO                          Title: Secretary
       ----------                          ---------

Date: 12/26/96                      Date: 12-30-96
      --------                            --------

                                                                       EXHIBIT A

                            Intentionally omitted.

                                                                       EXHIBIT B

                                LANDLORD WAIVER

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

MMC/GATX PARTNERSHIP NO. I
c/o GATX CAPITAL CORPORATION, Agent
Four Embarcadero Center, Suite 2200
San Francisco, CA 94111
Attn: Contract Administration
________________________________________________________________________________

                    CONSENT TO REMOVAL OF PERSONAL PROPERTY

KNOW ALL PERSONS BY THESE PRESENTS:

   (i) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"):

That certain real property in the County of Alameda, State of California, with the street address of______________________________and more fully described as:

          SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION

   (ii) Calypte Biomedical Corporation, a California corporation ("Lessee"), has entered into or will enter into a Master Equipment Lease Agreement with MMC/GATX Partnership No. I ("Lessor") dated as of September 30, 1996 (the "Lease Agreement") and certain Schedules related thereto (collectively the "Lease").

   (iii) Lessor, as a condition to entering into the Lease Agreement, requires that the undersigned consent to the removal by Lessor of the equipment and other assets covered by the Lease (hereinafter called "Equipment") from the Real Property, no matter how it is affixed thereto, and to the other matters set forth below.

NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Lessor as follows:

   1. Undersigned waives and releases each and every right which undersigned now has, under laws of California or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

   2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

   3. The undersigned will permit Lessor to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Lease or otherwise, including, without limitation, the right to remove the Equipment; provided, however, that if Lessor, in removing the Equipment damages any
--------  -------
improvements of the undersigned on the Real Property, Lessor will, at its expense, cause same to be repaired.

   4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lessor and its successors and assigns. Upon any sale, transfer or other assignment of the Real Property, the undersigned shall notify the transferee of the existence of this agreement and that it is binding on the transferee.

IN WITNESS WHEREOF, the undersigned has executed this instrument at___________, this_____day of_____,19__.

                          By:________________________

                          Title:_____________________

                          Date:______________________





The foregoing Consent must be acknowledged before a Notary Public.

                             [ATTACH NOTARY JURAT]

                                 ATTACHMENT 1
                                 ------------

                         LEGAL DESCRIPTION OF PREMISES
                         -----------------------------

                           [To Be Provided By Tenant]

State of_____________)
                     )
County of____________)

        On _____________________, 19_____ before me, the undersigned, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature __________________________  (Seal)

                                                                       EXHIBIT C

                     PURCHASE ORDER AND INVOICE ASSIGNMENT

                     PURCHASE ORDER AND INVOICE ASSIGNMENT

    THIS PURCHASE ORDER ASSIGNMENT, dated as of ______________, 199__ (this "Assignment"), between Calypte Biomedical Corporation ("Assignor") and MMC/GATX Partnership No. I ("Assignee");

                                  WITNESSETH:
                                  ----------

     WHEREAS, Assignor has submitted its Purchase Orders and Invoices listed in
Schedule 1 hereto (collectively, the "Purchase Orders"), to ___________________ ___________________________________________________ (the "Vendor") concerning certain Units of equipment (the "Units") listed in Schedule 1 hereto to be subject to a Master Equipment Lease Agreement, dated as of September 30, 1996 (the "Lease"), between Assignor and Assignee (all terms used but not otherwise defined herein shall have the meaning given to them in the Lease):

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

       1. Assignor does hereby sell, assign, transfer and set over unto Assignee, all of the Assignor's rights to and interests in the Purchase Orders as and to the extent that the same relates to the Units. The assignment herein shall include, without limitation, the right of Assignee to purchase the Units pursuant to the Purchase Orders and to take title to the Units, all claims for damages in respect of the Units arising as a result of any default by Vendor under the Purchase Orders, together with any and all rights of Assignor to compel performance of the terms of the Purchase Orders in respect of the Units.

       2. The exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Vendor under the Purchase Orders except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations.

       3. Upon satisfaction of the conditions set forth in the applicable Schedule to the Lease with respect to the Units, Assignee shall purchase such Unit by paying or causing to be paid, by check mailed or delivered to Vendor, on such date or thereafter as permitted by Vendor, an amount equal to the purchase price of the Unit, as such amount may be adjusted in accordance with the terms of the Purchase Orders and reflected on invoices prepared by Vendor to Assignee on or before the date of delivery and acceptance of the Unit.

       4. Assignor agrees that it will, at any time and from time to time, upon the written consent of Assignee, promptly and duly exercise and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order that Assignee may obtain the full benefits of this Agreement and of the rights and powers herein granted.

       5. Assignor does hereby represent and warrant that the Purchase Orders are in full force and effect and that Assignor is not in default under any of them. Assignor does hereby further represent and warrant that Assignor has not assigned or pledged, and so long as this Assignment shall remain in effect, will not assign or pledge, the whole or any part of the rights hereby assigned or any of its rights with respect to the Units under the Purchase Orders to anyone other than Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Order Assignment to be duly executed as of the day and year first above written.

CALYPTE BIOMEDICAL CORPORATION      MMC/GATX PARTNERSHIP NO. I
(Lessee)                            (Lessor)
                                    By Meier Mitchell & Company, General Partner

By ____________________________     By _______________________________
Title _________________________     Title ____________________________


                       Acknowledged and Consented to this
               ________ day of______________________, 199_____

               _______________________________________ (Vendor)

                  By:______________________________________

               Title:______________________________________

                                  SCHEDULE I
                                      TO
                     PURCHASE ORDER AND INVOICE ASSIGNMENT
                     -------------------------------------

                                                                       EXHIBIT D

                                 BILL OF SALE

                                  BILL OF SALE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CALYPTE BIOMEDICAL CORPORATION ("Seller") does hereby sell, grant, transfer and deliver to MMC/GATX Partnership No. I ("Buyer"), all of Seller's right, title and interest in and to the property listed on Annex A attached hereto (the "Equipment"), together with all warranties, guarantees and indemnities owned by Seller with respect to the Equipment (the "Equipment Warranties"), to have and to hold the Equipment and the Equipment Warranties forever.

Seller covenants and warrants that:

(1) it is the owner of, and has absolute title to, the Equipment and the Equipment Warranties, which, as of the date hereof, are free and clear of all claims, liens and encumbrances;

(2) it has not made any prior sale, assignment, or transfer of the Equipment or the Equipment Warranties;

(3) it has the present right, power and authority to sell the Equipment and the Equipment Warranties to Buyer; and

(4) all action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of the Equipment and the Equipment Warranties to Buyer, its successors and assigns, against all claims, liens and encumbrances and against any and every person or persons claiming any interest in the Equipment or the Equipment Warranties, except with respect to any claims, liens or encumbrances caused by any action of Buyer not contemplated under that certain Master Equipment Lease Agreement dated as of September 30, 1996 by and between Buyer and Seller (together with all Schedules thereto, the "Lease") or under any agreement, instrument or other document delivered in connection with the Lease.

This Bill of Sale shall be binding on the successors and assigns of the Seller and shall inure to the benefit of the successors and assigns of Buyer.

Executed as of____________,199__,at______________________.

                                                  CALYPTE BIOMEDICAL CORPORATION
                                                     By:________________________
                                                     Title:_____________________

                                    ANNEX A
                                      TO
                                 BILL OF SALE
                                 ------------

                                                                       EXHIBIT E
                                                                       ---------
                              SCHEDULE NO. ______
                                  TRUE LEASE

       This Schedule No.________(this "Schedule"), dated_________________,199___
(such date being the "Delivery Date" for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of September 30, 1996 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.

       1. Description and Cost of Units
          -----------------------------

       The Units subject to this Schedule are described in Annex A hereto. The Lessor's Cost for this Schedule is:


                             $____________________

       2. Acceptance; Obligations
          -----------------------

       Lessee confirms that on the Delivery Date hereof (i) all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and this Schedule.

       3. Rent
          ----

       (a) Commencing on_______________,19__(the "Rent Commencement Date") and on the first day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in thirty-six (36) consecutive installments, each calculated based upon a Rent Factor of ______________% of the Lessor's Cost for this Schedule, which is:

                 $________________ for each such installment.

       (b) The Lease Term for the Units subject to this Schedule is 36 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                             _____________________

       (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery Date, is:

                             $____________________

       4. Conditions. Lessor's obligations under the Lease and this Schedule
          ----------
are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

       (a) Lessor shall have received, in form and substance satisfactory to
Lessor:

       (i) A Consent to Removal of Personal Property substantially in the form of Exhibit B to the Lease.

       (ii) To the extent Lessor deems it necessary, a release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

       (iii) A sales tax exemption or other similar certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

       (iv) Copies of invoices, purchase orders and canceled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of canceled checks, for all Units to be purchased by Lessor directly from the vendor.

       (v) For all sales of Units by Lessee to Lessor, a Bill of Sale, substantially in the form of Exhibit D to the Lease.

       (vi) An executed copy of each manufacturer's service contract entered into by Lessee pursuant to Section 9 of the Lease.

       (b) Lessee shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

       (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

       (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's Cost for the Units subject to this Schedule when aggregated with Lessor's Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this

Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

       (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost of all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 20% ($200,000 of Lessor's Cost if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded.

       (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

       (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

       (h) Except with the prior written consent of Lessor which shall not be unreasonable withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

       5. Representations and Warranties. Lessee hereby makes the
          ------------------------------
representations and warranties set forth in Section 14 of the Lease.

       6. Payments. Pursuant to Section 16(h) of the Lease, all payments shall
          --------
be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

    This Schedule is hereby duly executed by the parties hereto as of the date first written above.

                              MMC/GATX PARTNERSHIP NO. I
                              By Meier Mitchell & Company, General Partner

                              By:____________________________
                              Title:_________________________

LESSEE'S ADDRESS
FOR NOTICES:                  CALYPTE BIOMEDICAL CORPORATION

165 Harbor Bay Parkway
Alameda, CA 94502             By:___________________________
ATTN: John DiPietro           Title:________________________
     Chief Financial Officer











Annex  A - Description of Units
Annex  B - Stipulated Loss Values
Annex  C - Exceptions to Representations and Warranties

                                    ANNEX A
                                    -------

                             DESCRIPTION OF UNITS
                             --------------------

                   Units are Located at Lessee's Offices at
           _____________________,CA_____.

Major
Equipment    Description    Manufacturer     Identification     Lessor's
Category     of Unit        or Vendor        or Serial No.      Cost
--------    ------------    ------------     --------------     --------













                Subtotal BY
                Equipment Category $______________

                                    ANNEX B

                             STIPULATED LOSS VALUES

Rental               Stipulated Loss Value
Payment Date         Percentage of Lessor's Cost
------------         ---------------------------












    Thereafter__________________    *












  * If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than
       -----------------
25% of Lessor's Cost of the Units.

                                    ANNEX C
                                    -------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

                                   EXHIBIT F
                                   ---------

                       SECURITY DEPOSIT PLEDGE AGREEMENT

                       SECURITY DEPOSIT PLEDGE AGREEMENT

  AGREEMENT made and entered into as of September 30, 1996, by and between Calypte Biomedical Corporation, a California corporation, with a principal place of business at 1440 Fourth Street, Berkeley, CA 94710 ("Pledgor") and MMC/GATX Partnership No. I, a California general partnership, with its place of business at c/o GATX Capital Corporation, Four Embarcadero Center, San Francisco, CA 94111, as Agent (the "Agent" or "Pledgee").

                                   W I T N E S S E T H
                                   - - - - - - - - - -

     In consideration of, and as an inducement for Pledgee (i) to enter into and advance funds under the Equipment Lease Agreement, dated as of September 30, 1996 (as amended from time to time, the "Lease"), with Pledgor and one or more Schedules in connection with the Lease (the "Schedules"), and (ii) to secure the payment of rentals and performance of all Pledgor's other obligations under this Agreement, the Lease and all exhibits and Schedules thereto (collectively, the "Obligations"), Pledgor shall deposit and pledge with Pledgee, on the Delivery Date of each Schedule, a cash collateral security deposit (the "Security Deposit") in the amount of six percent (6%) of Lessor's Cost under such Schedule (such terms and other terms not otherwise defined herein having the meaning therefor as set forth in the Lease or the Schedules).

     NOW THEREFORE, it is agreed:

     1. Delivery of Deposit; Earnings. Pledgor shall, on or before the Delivery
     --------------------------------
Date of each Schedule, deliver the Security Deposit for such Schedule to Pledgee to secure the due and punctual payment and performance of the Obligations. Pledgor will receive simple interest on the Security Deposit at a rate equal to four and one-half percent (4.5%) per annum (the "Earnings"), such Earnings to be paid to Pledgor when and if the Security Deposit is returned to Pledgor in accordance with the terms hereof. The Agent may commingle the Security Deposit and Earnings with its own funds or funds of the Pledgee or otherwise deposit such Security Deposit in any bank selected by Pledgee.

     2. Grant of Security. All funds held by the Pledgee, representing the
        -----------------
Security Deposit and any Earnings, shall constitute collateral security for the performance by Pledgor of all its Obligations. Accordingly, Pledgor assigns, delivers, pledges and conveys to Pledgee, and grants to Pledgee a first priority, perfected security interest in and to the Security Deposit and all Earnings for the prompt and unconditional fulfillment of the Obligations.

  3. Deposit Defaults. If any default or Event of Default under the Lease (each
     ----------------
being a "Deposit Default") by Pledgor shall occur and be continuing, earnings accrued on the Security Deposit for Pledgor's benefit shall cease on notice of such Deposit Default to Pledgor. Pledgee may thereupon apply the Security Deposit and any Earnings (accrued to the date of such default notice), in such manner as Pledgee reasonably determines, towards the satisfaction of the Obligations, including the payment of all costs and expenses incurred by Pledgee as a result of any Deposit Default.

    4. Enforcement. Pledgee shall have no duty to commence an action against or
       -----------
seek recourse from Pledgor in the event of a Deposit Default first before enforcing the provisions of this Agreement. The Obligations of Pledgor shall be absolute and unconditional, and shall remain in force and effect without regard to, and shall not be released or discharged or in any way affected by:

       (a) any amendment or modification of or supplement to the Lease or any exhibit or Schedule thereto, or to this Agreement;

       (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease or any exhibit or Schedule thereto, or any other instrument provided for in any thereof, or any waiver, consent, indulgence or actions or inaction with respect to any such instrument;

       (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of or against Pledgor; or

       (d) any payment received by Pledgee and subsequently refunded or returned to Pledgor or anyone on behalf of Pledgor.

    5. Return of Security Deposit. So long as no Event of Default shall have
       --------------------------
occurred and be continuing under the Lease, at the end of the Term of each Schedule, the Security Deposit with respect to such Schedule shall be applied first to Pledgor's end-of-Term obligations to Pledgee with respect to such Schedule, and the balance (if any) of such Security Deposit with respect to such Schedule and Earnings attributable thereto (less any portion thereof applied or otherwise utilized pursuant to this Agreement) shall be delivered to Pledgor.

    6. Further Assurances. Pledgor will promptly execute and deliver to Pledgee
       ------------------
such further reasonable documents and take such further reasonable action as Pledgee may request in order to more effectively carry out the intent and purpose of this Agreement or an assignment of Pledgee's interest herein.

    7. Notices. Notices required or permitted hereunder shall be given in
       -------
accordance with the Lease.

    8. Amendments and Supplements. No agreement shall be effective to amend,
       --------------------------
supplement or discharge this Agreement in whole or in part unless such agreement is in writing, signed by the parties hereto.

    9. Assignability. This Agreement shall be binding upon and shall inure to
       -------------
the benefit of the successors and assigns of the parties hereto. Pledgor hereby acknowledges that Lessor's rights under this Agreement may be assigned at any time to any person having an interest in the Lease.

      10. Governing Law. This Agreement shall be governed by and construed under
          -------------
the laws of the State of California.

      11. Assignment. Pledgor shall not transfer or assign, in whole or in part,
          ----------
any of its rights under this Agreement. Pledgee shall have the absolute right to transfer or assign to any person, firm, partnership, corporation or other entity, for security or otherwise, any or all of Pledgee's obligations, benefits and interests under this Agreement without the consent of or notice to Pledgor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                       MMC/GATX PARTNERSHIP NO. I
                          Pledgee
                       By Meier Mitchell & Company, General Partner

                       By:________________________________
                       Its:_______________________________

                       CALYPTE BIOMEDICAL CORPORATION,
                          Pledgor

                       By:________________________________
                       Its:_______________________________